EXHIBIT 99.2

ROWAN COMPANIES, INC.
LAND RIG FLEET AND CONTRACT STATUS
As of November 26, 2007

ONSHORE RIGS				Maximum		Contract Status
		Horsepower		Drilling			Estimated
Name	Type	Drawworks	Mud Pumps	Depth (feet)	Location	Customer	Duration	Comments

Rig 9	Diesel electric	2,000	3,200	20,000	Louisiana	PPI	January 2008
Rig 12	SCR diesel electric	1,500	2,600	18,000	Oklahoma	Newfield	December 2007
Rig 14	AC electric	3,000	3,200	35,000	Texas	Newfield	January 2008
Rig 15	AC electric	3,000	3,200	35,000	Texas	Winn	January 2008
Rig 18	SCR diesel electric	2,000	4,400	25,000	Texas	Anadarko	November 2009
Rig 26	SCR diesel electric	2,000	4,800	25,000	Texas	Sandridge	March 2008	Rig incurred approximately 19 days of October downtime.
Rig 29	Mechanical	1,500	2,600	18,000	Oklahoma	Cheasapeake	January 2008
Rig 30	AC electric	2,000	2,600	20,000	Louisiana	Petro-Hunt	December 2007
					Texas	BBX	March 2008
Rig 31	SCR diesel electric	3,000	4,400	35,000	Texas	Subsurface Tech	January 2008	Rig incurred approximately four days of October downtime.
Rig 33	SCR diesel electric	1,500	3,200	18,000	Texas	Devon	June 2009
Rig 34	SCR diesel electric	2,000	4,400	25,000	Texas	Marathon	January 2008
Rig 35	SCR diesel electric	1,500	4,400	18,000	Texas	PetroQuest	January 2008
Rig 41	SCR diesel electric	2,000	3,200	25,000	Texas	Petro-Hunt	December 2007
Rig 51	SCR diesel electric	2,000	4,400	25,000	Texas	PXP	January 2008
Rig 52	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	March 2008	Rig incurred approximately two days of October downtime.
Rig 53	SCR diesel electric	2,000	4,400	25,000	Oklahoma	Marathon	May 2008
Rig 54	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	January 2008
Rig 59	AC electric	2,000	3,200	25,000	Oklahoma	Linn	June 2008	Rig incurred approximately six days of October downtime.
Rig 60	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2009
Rig 61	AC electric	2,000	3,200	25,000	Texas	Cheasapeake	April 2008
Rig 62	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2009	Rig incurred approximately 15 days of October downtime.
Rig 63	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2008
Rig 64	AC electric	2,000	3,200	25,000	Texas	ExxonMobil	November 2008	Rig incurred approximately four days of October downtime.
Rig 65	AC electric	2,000	3,200	25,000	Texas	Pioneer	November 2009
Rig 66	AC electric	2,000	3,200	25,000	Louisiana	PetroQuest	December 2009
Rig 67	AC electric	2,000	3,200	25,000	Texas	ConocoPhillips	January 2010
Rig 68	AC electric	2,000	3,200	25,000	Alaska	Pioneer	March 2010
Rig 76	AC electric	2,000	3,200	25,000	Louisiana	Petro-Hunt	December 2007	Rig commenced drilling operations on October 6, 2007.
Rig 77	AC electric	2,000	3,200	25,000	TBD	TBD	TBD	Completion of rig construction is expected during December 2007.

Rigs 9 through 41 were constructed at various dates between 1960 and 1982, utilizing new as well as used equipment, and have since been substantially rebuilt.  Rigs 51, 52, 53 and 54 were constructed during 2001-02. Rigs 59 through 66 were completed during 2006, and Rigs 67 and 68 in early 2007.  All but Rigs 9, 29 and 35 are equipped with a top-drive drilling system. Day rates range from $19,000 to $30,000. Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.
THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.